March 30, 2018
Summary Prospectus

Cushing® MLP Infrastructure Fund
Class A Shares (PAPEX)
Class C Shares (PCPEX)
Class I Shares (PIPEX)

Before you invest, you may want to review the Cushing® MLP Infrastructure Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.cushingfunds.com.  You can also get this information at no cost by calling (888) 777-2346 or by sending an email request to info@CushingFunds.com.  The Fund’s Prospectus is also available from financial intermediaries who are authorized to sell Fund shares.  The Fund’s Prospectus and Statement of Additional Information, both dated March 30, 2018, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Cushing® MLP Infrastructure Fund

SUMMARY PROSPECTUS

Investment Objective

The Fund seeks current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 32 of the Fund’s Statutory Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None(a)	1.00%(b)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Wire Transfer Fee(c)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None
Other Expenses(d)(e)	0.91%	0.91%	0.91%
Total Annual Fund Operating Expenses	2.16%	2.91%	1.91%
Expense Waiver/Reimbursement(e)	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses (After Expense Waiver/Reimbursement)	1.75%	2.50%	1.50%

(a)	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.
(b)	Class C Shares are subject to a contingent deferred sales charge of 1.00% if redeemed within twelve months of purchase.
(c)	Investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition your bank may charge a fee for receiving wires.
(d)	Based on estimated amounts for the current fiscal year.
(e)
The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before December 18, 2019, and may be modified or terminated by the Investment Adviser at any time thereafter.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the expense limitation only during the first two years) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,153	$1,612	$2,880
Class C Shares	$353	$863	$1,499	$3,208
Class I Shares	$153	$561	$996	$2,204

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$718	$1,153	$1,612	$2,880
Class C Shares	$253	$863	$1,499	$3,208
Class I Shares	$153	$561	$996	$2,204

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) with and into the Fund (the “Reorganization”). The portfolio turnover rate of the Predecessor Fund for its most recent fiscal year was 85.91% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP Investments”) operating in the energy and energy infrastructure sectors. The Fund’s MLP Investments may consist of investments that offer economic exposure to MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, indirect ownership interests in an MLP issued by an MLP affiliate (I-Shares), and businesses that operate and have the economic characteristics of MLP Investments but are organized and taxed as “C” corporations or as limited liability companies. The Fund is non-diversified and it may invest in companies of any market capitalization size.

The Fund considers an MLP Investment to be an energy infrastructure MLP Investment if at least 50% of its assets, income, sales or profits are committed to or derived from the development, construction, management, ownership or operation of assets that are used for natural resources-based activities. The energy and energy infrastructure MLP Investments in which the Fund seeks to invest typically derive the vast majority of their revenues from and commit the vast majority of their assets to owning and operating assets utilized in connection with the exploration, development, mining, production, processing, refining, transportation and storage of crude oil, natural gas, natural gas liquids, refined products, coal, electricity or other energy commodities. As a result, the Fund will concentrate its investments in the group of industries constituting the energy and energy infrastructure sectors.

The Fund focuses primarily on midstream MLP Investments whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. The Fund invests primarily in MLP Investments in North America, including the United States and, to a lesser extent, Canada.

MLPs are generally treated as partnerships for U.S. federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies (although, as noted above, the Fund’s MLP Investments may include businesses that operate and have the economic characteristics of MLPs but are organized and taxed as “C” corporations or as limited liability companies). To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The Fund will not invest more than 25% of its total assets in MLPs that are treated as Qualified Publicly Traded Partnerships (as defined below) for U.S. federal income tax purposes.

The Fund may invest in debt securities of MLPs. The Fund may invest in debt securities of any maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years). Debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) , BB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), comparably rated by another statistical rating organization, or, if unrated, as determined by the Investment Adviser to be of comparable credit quality) are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. The Fund will not invest more than 5% of its total assets in debt securities that are rated, at the time of investment, below (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) a comparable rating by another rating agency.

The Investment Adviser seeks energy and energy infrastructure MLP Investments with distributions that, in the Investment Adviser’s view, are attractive relative to comparable MLP Investments and available unit pricing. The Investment Adviser seeks to build a strategically developed core portfolio take advantage of the changing dynamics across the various subsectors within the energy and energy infrastructure sectors. The Investment Adviser’s investment process is centered around a comprehensive research approach comprised of detailed, fundamental analysis, combined with a macro-driven thematic overlay, to identify the MLP Investments with, in the Investment Adviser’s opinion, the best total return prospects. The Investment Adviser’s bottom-up fundamental analysis process focuses on anticipated cash flows, growth opportunities, liquidity and various valuation metrics to create detailed financial models for each potential MLP Investment. The Investment Adviser then utilizes its financial and industry experience to identify macroeconomic investment themes affecting potential MLP Investments to determine position sizing and timing of purchase and sale decisions.

Principal Risks of Investing in the Fund

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money. See “Additional Information About the Fund” in the Prospectus for more information about these and other risks of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance corporation or any other government agency.

Market Risk. The value of the Fund’s investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund’s shares.

The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact the Fund and its shareholders. The Investment Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that the Fund’s performance will correlate with any increase in oil and gas prices.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Cash Flow Risk. The Fund will derive substantially all of its cash flow from MLP Investments. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the MLP Investments in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Concentration Risk. Because the Fund will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, it will be more susceptible to the risks associated with the sectors than if it were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards MLP Investments may adversely affect the Fund, and the performance of MLP Investments may lag behind the broader market as a whole.

Energy Infrastructure MLP Investments Risks. Energy infrastructure MLP Investments are subject to certain risks, including, but not limited to, the following:

•	such companies are be affected by fluctuations in the prices of energy commodities;
•
the highly cyclical nature of the industries in which companies operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund its continued operations;

•
a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of such companies and, therefore, their ability to make distributions or pay dividends;

•	a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of such companies;
•	such companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies;
•	the industries in which such companies operate are highly competitive;
•
extreme weather conditions could result in substantial damage to the facilities of such companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;

•
the amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors, and the tax character of those distributions or dividends;

•
the profitability of such companies is subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

•
there is an inherent risk that such companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of such companies, and the cost of any remediation that may become necessary, which such companies may not be able to recover from insurance;

•
certain MLPs and related companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions;

•
the operations of such companies are subject to many hazards inherent in their business, including terrorist attacks; the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks;

•	securities issued by such companies are generally considered interest rate sensitive and in periods of interest rate volatility may not provide attractive returns; and
•	securities issued by such companies may experience limited trading volumes and, thus, may have limited liquidity.

See “Additional Information About the Fund” in the Prospectus for additional information.

Industry Specific Risk. Energy infrastructure MLP Investments are also subject to risks that are specific to the particular industry in which they operate.

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights, except with respect to extraordinary transactions; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

MLP Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Distributions received by shareholders from the Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder. A distribution received by the Fund as the holder of an MLP equity security that exceeds the Fund’s tax basis in the MLP equity security generally will be taxable as ordinary income.

The final portion of the distributions received by the Fund that are considered a return of capital or ordinary income will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The MLPs in which the Fund invests generally will not deliver their schedule K-1s to the Fund until after the Fund must deliver Form 1099s to its shareholders. If the schedule K-1s received by the Fund show that the Fund’s estimates regarding its income attributable to such MLPs were incorrect, the Fund may have to send corrected Form 1099s to its shareholders, which may result in a shareholder being required to request an extension to file its tax return or to amend a previously filed tax return.

Canadian Investment Risks. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.

Equity Securities Risk. Equity securities, including MLP common units, can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the issuer or the industry or sector in which such issuer operates, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Market Capitalization Risk. To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Debt Securities Risk. The risks of investing in debt or fixed-income securities include: (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity/ duration risk, e.g., a debt security with a longer maturity or duration (a measure of the price sensitivity of a fixed-income investment to changes in interest rates, expressed as a number of years) may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States have been at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the debt securities markets, making it more difficult for the Fund to sell its debt securities holdings at a time when the Investment Adviser might wish to sell. Decreased liquidity in the debt securities markets also may make it more difficult to value some or all of the Fund’s debt securities holdings.

Below investment grade debt securities are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Liquidity and Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board.

Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Non-Diversification Risk. The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

New Fund Risk. The Fund is new, with no operating history as an open-end management investment company, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience more difficulty achieving its investment objective than it otherwise would at higher asset levels or the Board may determine to cease its operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-year, five-year and since inception periods compare with various benchmarks. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns in the bar chart and best/worst quarter are for Class I Shares and do not reflect a sales charge. If the Class A or Class C sales charge was reflected, the returns would be lower. The performance of other share classes will differ due to their different expense structures. Updated performance is available on the Fund’s website www.cushingfunds.com and by calling (888) 777-2346.

On December 15, 2017, the Fund acquired the assets and assumed the liabilities of the Predecessor Fund, The Cushing® MLP Infrastructure Fund, a closed-end fund. Class I Shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common units of beneficial interest.

•
The performance of Class I Shares of the Fund for periods prior to December 15, 2017 reflects the performance of the Predecessor Fund. Performance has not been restated to reflect the estimated annual operating expenses of Class I Shares.

•
The performance of Class A Shares of the Fund for periods prior to December 15, 2017 reflects the performance of common units of the Predecessor Fund and is calculated using the fees and expenses of Class A Shares of the Fund.

•
The performance of Class C Shares of the Fund for periods prior to December 15, 2017 reflects the performance of common units of the Predecessor Fund and is calculated using the fees and expenses of Class C Shares of the Fund.

Performance of the Fund may differ from the Predecessor Fund, as the Predecessor Fund differed from the Fund in important ways, including as a result of its structure as a closed-end fund, its status as a partnership for U.S. federal income tax purposes and its operation, during certain periods within a master-feeder structure.

Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: 1st Quarter 2013 22.40%	Worst Quarter: 3rd Quarter 2015 -25.30%

Average Annual Total Returns (for Periods Ended December 31, 2017)

	One Year	Five Year	Since Inception (March 1, 2010)
Class I Shares
Returns before taxes	-5.11%	6.26%	10.25%
Returns After Taxes on Distributions	-7.52%	3.79%	8.08%
Returns After Taxes on Distributions and Sale of Fund Shares	-2.89%	3.78%	7.28%
Class A Shares
Returns before taxes	-10.45%	4.88%	9.25%
Class C Shares
Returns before taxes	-6.55%	5.52%	9.40%
S&P 500® Index	21.83%	15.79%	14.31%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class I shares only. After-tax returns for Class A and Class C will vary. The returns in the table above reflect the sales loads for Class A and Class C shares.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

The bar chart and table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Investment Adviser

Cushing® Asset Management, LP is the Fund’s investment adviser.

Portfolio Managers

Jerry V. Swank, Founder, Managing Partner and Co-Chief Investment Officer of the Investment Adviser, Elizabeth F. Toudouze, Portfolio Manager of the Investment Adviser, and John Musgrave, Portfolio Manager and Co-Chief Investment Officer of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Swank and Ms. Toudouze have been portfolio managers of the Fund since its inception and have been portfolio managers of the Predecessor Fund since its inception. Mr. Musgrave has been a portfolio manager of the Fund since its inception and has been a portfolio manager of the Predecessor Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares by mail (Cushing MLP Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at (888) 878-4080. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment amount for Class A Shares and Class C Shares is $2,000 and $250 for IRAs. For corporate sponsored retirement plans, there is no minimum initial investment. The minimum initial investment amount for Class I Shares is $250,000 (except with respect to Class I Shares received in the Reorganization). The minimum subsequent investment for all share classes is $100.

Tax Information

The Fund’s distributions may be taxable to you as ordinary income or capital gains, or a combination of the two, except when your investment is held in an IRA, 401(k) or other tax-advantaged account. Investments through tax-advantaged accounts may become taxable upon withdrawal from such accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.